                                                                     EXHIBIT 1.1

                        2,500,000 SHARES OF COMMON STOCK
                               ($.0025 PAR VALUE)

                         THE IMMUNE RESPONSE CORPORATION

                             UNDERWRITING AGREEMENT

July ___, 1996

Hanifen, Imhoff Inc.
Cruttenden Roth Incorporated

     As Representatives of the several Underwriters named in Schedule A hereto

1125 17th Street, Suite 1600
Denver, Colorado 80202

Ladies and Gentlemen:

         The Immune Response Corporation, a Delaware corporation (the "Company"), confirms its agreement to issue and sell to the several underwriters (the "Underwriters") named in Schedule A hereto for whom you are acting as representatives (the "Representatives") an aggregate of 2,500,000 shares (the "Firm Shares") of the Company's Common Stock, $0.0025 par value per share (the "Common Stock"). The respective amounts of the Firm Shares to be purchased by the several Underwriters are set forth opposite their names in Schedule A. In addition, for the sole purpose of covering over-allotments in connection with the sale of the Firm Shares, the Company confirms its agreement to grant to the Underwriters an option to purchase up to an additional 375,000 shares of Common Stock (the "Option Shares"). The Firm Shares and any Option Shares purchased pursuant to this Agreement are hereinafter referred to as the "Shares."

         As the Representatives, you have advised the Company that you are authorized to enter into this Agreement on behalf of the several Underwriters and that the several

Underwriters are willing, acting severally and not jointly, to purchase the number of Firm Shares set forth opposite their respective names in Schedule A, plus their pro rata portion of the Option Shares if you elect to exercise the over-allotment option in whole or in part for the accounts of the several Underwriters.

         In consideration of the mutual agreements contained herein and of the interests of the parties in the transactions contemplated hereby, the parties hereto hereby agree as follows:


                                       1.

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         1. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. In order to induce the Underwriters to enter into this Agreement, the Company represents and warrants to, and agrees with, each Underwriter that:

                  (a) A registration statement on Form S-3 (File No. 333-05393) with respect to the Shares, including a prospectus subject to completion, has been prepared by the Company and its directors in conformity with the requirements of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") promulgated thereunder, and has been filed with the Commission such amendments to such registration statement, such amended prospectuses subject to completion and such abbreviated registration statements pursuant to Rule 462(b) of the Rules and Regulations as may have been required prior to the date hereof have been similarly prepared and filed with the Commission; and the Company will file such additional amendments to such registration statement, such amended prospectuses subject to completion and such abbreviated registration statements as may hereafter be required. The Company has complied with the conditions for the use of Form S-3. Copies of such registration statement and all forms of the prospectuses included therein and the exhibits, financial statements and schedules thereto and any abbreviated registration statement pursuant to Rule 462(b) of the Rules and Regulations, as finally amended and revised, have heretofore been delivered by the Company to the Representatives. Such registration statement, and the prospectus therein,
Part II thereof, any documents incorporated by reference therein and all financial schedules and exhibits thereto, as amended at the time when it shall become effective, and including all information omitted therefrom in reliance upon Rule 430A of the Rules and Regulations, is hereinafter referred to as the "Registration Statement." Such Registration Statement has been declared effective under the Act and no post-effective amendment to the Registration Statement has been filed as of the date of this Agreement. No stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or threatened by the Commission. The prospectus included as part of the Registration Statement on file with the Commission when it shall become effective or, if the procedure in Rule 430A of the Rules and Regulations is followed, the prospectus that discloses all the information that was omitted from the prospectus on the effective date pursuant to such Rule, and in either case, together with any changes contained in any prospectus filed with the Commission by the Company with your consent after the effective date of the Registration Statement, is hereinafter referred to as the "Prospectus." Each prospectus included in the Registration Statement and any amendments thereto prior to the effective date of the Registration Statement or which is filed with the Commission pursuant to Rule 424(a) of the Rules and Regulations is referred to herein as a "Preliminary Prospectus."

                                       2.
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                  (b) No order preventing or suspending the use of any
Preliminary Prospectus has been issued by the Commission and no proceedings have been instituted for that purpose; each Preliminary Prospectus, at the time of filing thereof, (a) conformed in all material respects to the requirements of the Act and the Rules and Regulations and (b) did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The documents incorporated by reference in the Preliminary Prospectus, at the time filed with the Commission, conformed in all respects to the requirements of The Securities Exchange Act of 1934 (the "Exchange Act") or the Act, as applicable, and the Rules and Regulations.

                  (c) As of the time it became or will become effective, as the case may be, and at all times subsequent thereto, the Registration Statement and any post-effective amendment thereto and the Prospectus and any supplement thereto conformed and will conform in all material respects with the requirements of the Act and the Rules and Regulations. Neither the Registration Statement nor any amendment thereto, and neither the Prospectus nor any supplement thereto, at the time the Registration Statement or any amendment thereto became or will become effective, and, with respect to the Prospectus or any supplement thereto, at the effective date, the date the Prospectus or any supplement is filed with the Commission and at each Closing Date (as such term is defined below), contained or will contain, as the case may be, any untrue statement of a material fact or omitted or will omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. The documents incorporated by reference in the prospectus, at the time filed with the Commission, conformed in all material respects to the requirements of the Exchange Act, the Act, and the Rules and Regulations, as applicable.

                  (d) Except for __________________ (the "Subsidiaries"), the Company does not have any beneficial or record ownership of, or control, any corporation, partnership, joint venture, limited liability company, unincorporated association or other entity.

                  (e) There are no contracts, leases, indentures, instruments or other documents which are required by the Act and the Rules and Regulations to be filed as exhibits to the Registration Statement or described in the Prospectus which have not been so filed or described. All such contracts and other documents to which the Company is a party have been duly authorized, executed and delivered by the Company, constitute valid and binding agreements of the Company and are enforceable against the Company in accordance with the terms thereof.

                  (f) Each of the Company and its Subsidiaries has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction

                                       3.
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of its organization, with full power and authority (corporate and other) to own or lease its properties and to conduct its business as described in the Prospectus. The Company owns all of the outstanding capital stock of its Subsidiaries free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest. Each of the Company and its Subsidiaries is duly qualified to transact business as a foreign corporation and is in good standing in all jurisdictions in which the character of the business conducted by it or the properties owned or leased by it requires such qualification, except where the failure to so qualify would not have a material adverse effect on the business, condition (financial or otherwise), results of operations, properties or prospects of the Company (a "Material Adverse Effect"). Complete and correct copies of the certificate of incorporation and of the bylaws of the Company and all amendments thereto have been filed with the Commission as part of the Registration Statement or have been incorporated by reference to the Registration Statement and delivered to the Representatives, and no changes therein will be made subsequent to the date hereof and prior to the Closing Date.

                  (g) The capitalization of the Company as of March 31, 1996 is as set forth under the caption "Capitalization" in the Prospectus, and the Common Stock and Preferred Stock conform to the descriptions thereof contained under the caption "Description of Capital Stock" in the Prospectus or incorporated therein by reference; the outstanding shares of Common Stock have been, and the Shares, upon issuance and delivery and payment therefor in the manner herein described, will be, duly authorized, validly issued, fully paid and are non-assessable. Except as described in the Registration Statement, there are no preemptive rights or other rights to subscribe for or to purchase, or any restriction upon the voting or transfer of, any shares of Common Stock pursuant to the Company's certificate of incorporation, bylaws or other governing documents or any agreement or other instrument to which the Company is a party or by which it may be bound. Neither the filing of the Registration Statement nor the offering or sale of the Shares as contemplated by this Agreement give rise to any right, other than those which have been waived or satisfied, for or relating to the registration of any shares of Common Stock.

                  (h) Ernst & Young LLP, whose report appears in the Prospectus, are independent certified public accountants as required by the Act and the Rules and Regulations. The financial statements and schedules of the Company, together with the related notes included in the Registration Statement, Preliminary Prospectus or the Prospectus, comply in all material respects with the requirements of the Act and the Rules and Regulations and present fairly the financial condition, results of operations and cash flows of the entities purported to be shown thereby at the dates and for the periods indicated. All of such financial statements have been prepared in accordance with generally accepted accounting principles consistently applied (except for changes in accounting policy described in the Registration Statement) throughout the periods involved, and all adjustments necessary for a fair presentation of results for such periods

                                       4.
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have been made. The information set forth in the Registration Statement under the captions "Summary Consolidated Financial Information," "Capitalization" and "Selected Consolidated Financial Data" present fairly the information shown therein and have been compiled on a basis consistent with the financial statements presented in the Registration Statement.

                  (i) Except as described in the Prospectus, there is no litigation or governmental action or proceeding pending or threatened before any court or governmental, administrative or regulatory agency, domestic or foreign, or, to the knowledge of the Company, contemplated, to which the Company or any Subsidiary or any officer thereof in their capacity as such is a party or of which any of the Company's or any Subsidiary's property is the subject and which
(i) if determined adversely to the Company or such Subsidiary, would have a Material Adverse Effect or (ii) is required to be disclosed in the Prospectus.

                  (j) The Company has good and marketable title in fee simple to all items of real property and good and marketable title to all personal property owned by it, in each case clear of all liens, encumbrances and defects, except such as are disclosed in the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made or proposed to be made of such property by the Company; and any real property and buildings held under lease by the Company are held under valid, existing and enforceable leases with such exceptions as are not material and do not interfere with the uses made or proposed to be made of such property and buildings by the Company.

                  (k) Except as may be disclosed in the Prospectus, the Company
(i) has filed all material tax returns that have been required to be filed, (ii) has paid all material taxes to be due and payable and (iii) has established adequate reserves for such material taxes that are not now due and payable, and such reserves are reflected in the Company's financial statements.

                  (l) The Company is not, nor with the giving of notice or lapse of time, or both, would be, in violation of or in default under, nor will the execution or delivery of this Agreement, the consummation of the transactions contemplated herein or the fulfillment of the terms hereof conflict with or result in a violation of or default under, the certificate of incorporation, bylaws or other governing documents of the Company, or, except where such violation or default has not had or would not have a Material Adverse Effect, under (i) any foreign or domestic permit, judgment, decree, order, statute, rule or regulation applicable to the Company or (ii) any lease, license, contract, indenture, mortgage, deed of trust, loan agreement or other agreement, instrument, obligation, arrangement or understanding to which the Company is a party or by which it or any of its properties is bound, or result in the creation or imposition of any lien, charge, claim or

                                       5.

encumbrance upon any property or assets of the Company. Each approval, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body or court necessary in connection with the execution and delivery by the Company of this Agreement and the consummation of the transactions contemplated herein (except such additional steps as may be required by the Act, the Exchange Act, the National Association of Securities Dealers, Inc. ("NASD") or which may be necessary to qualify the Shares for public offering by the Underwriters under foreign or state securities or Blue Sky laws, all of which have been or will be completed before the Closing
Date) has been obtained or made and is in full force and effect.

                  (m) The Company is not an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such term is defined in the Investment Company Act of 1940, as amended.

                  (n) Since the respective dates as of which information is given in the Registration Statement or, if later, the Prospectus, as each may be amended or supplemented, there has not been any material adverse change in, or any adverse development which materially affects the business, condition (financial and otherwise), results of operations, properties or prospects of the Company, whether or not occurring in the ordinary course of business. Since the respective dates as of which information is given in the Registration Statement or, if later, the Prospectus, as each may be amended or supplemented, and except as set forth in the Prospectus, there has not been any change in the capital stock of the Company, or any transactions entered into by the Company (other than those in the ordinary course of business consistent with past practices) that are material with respect to the Company, or any dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock or any issuance of warrants, options, convertible securities or other rights to purchase or acquire capital stock of the Company.

                  (o) The business and operations conducted by the Company are being conducted in accordance with all applicable laws, rules, regulations and decrees of all public authorities, foreign or domestic, having jurisdiction over the Company, except where a failure to so conduct the business and operations of the Company would not have a Material Adverse Effect. The Company owns or possesses all authorizations, approvals, orders, licenses, registrations, other certificates and permits of and from all governmental regulatory officials and bodies, necessary to conduct the business of the Company as presently described in or contemplated in the Prospectus, except where the failure to own or possess all such authorizations, approvals, orders, licenses, registrations, other certificates and permits would not have a Material Adverse Effect; there is no proceeding pending or threatened (or any basis therefor known to the Company) that may cause any such authorization, approval, order, license, registration, certificate or permit to

                                       6.

be revoked, withdrawn, canceled, suspended or not renewed which would result in a Material Adverse Effect.

                  (p) The Company owns, licenses or possesses adequate rights to use all patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses, inventions, trade secrets and other proprietary and similar rights necessary for the conduct of its business as currently conducted. Neither the Company nor any of its products has infringed upon, or is presently infringing upon, any patents, patent rights, trademarks, service marks, trade names, copyrights, trade secret or other proprietary rights of other persons.

                  (q) The Company has the full power and authority (corporate and other) to execute, deliver and perform this Agreement. This Agreement has been duly and validly authorized, executed and delivered by the Company and constitutes a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as to rights to indemnity hereunder which may be limited by federal or state securities laws and except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity.

                  (r) The Company maintains insurance of the types and in the amounts adequate for its business.

                  (s) All transactions during the Company's current fiscal year and last three (3) full fiscal years between the Company and any person who is or was during such period an officer, director or 5% or greater stockholder of the Company have been disclosed in the Prospectus to the extent required under the Act or the Rules and Regulations.

                  (t) The Company has not distributed and will not distribute any prospectus or other offering material in connection with the offering and sale of the Shares other than any Preliminary Prospectus or the Prospectus or other materials permitted by the Act and the Rules and Regulations to be distributed by the Company.

                  (u) As of the date hereof, the Company's Common Stock, including the Shares, has been approved for quotation on the Nasdaq National Market.

                  (v) The Company has not incurred any liability for any finder's or broker's fee in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

                  (w) The Company is in compliance in all material respects with all federal, state and local laws and regulations respecting the employment of its employees

                                       7.

and employment practices, terms and conditions of employment and wages and hours relating thereto. There are no pending investigations involving the Company by the U.S. Department of Labor or any other governmental agency responsible for the enforcement of such federal, state or local laws and regulations. The Company is not aware of any union organization activity with respect to the employees of the Company.

                  (x) No statement, representation, warranty or covenant made by the Company in this Agreement or made in any certificate or document delivered in connection with this Agreement to be delivered to the Representatives was or will be, when made, inaccurate, untrue or incorrect in any material respect (except where such statement, representation, warranty or covenant is already qualified by materiality, in which case such statement, representation, warranty or covenant shall not be inaccurate, untrue or incorrect in any respect).

                  (y) The Company has obtained from each of its officers and directors and each shareholder listed on Annex I their written agreement that, for a period of 90 days from the date of the Prospectus, they will not, without the prior written consent of the Representatives, sell, contract to sell, grant any option for the sale of or otherwise dispose of, directly or indirectly, any shares of Common Stock of the Company owned by them (or any securities convertible into or exercisable for such shares of Common Stock) or file a registration statement contemplating such sale or disposition.

         2.       PURCHASE OF THE SHARES BY THE UNDERWRITERS.

                  (a) Subject to the terms and conditions and upon the basis of the representations, warranties and covenants herein set forth, the Company agrees to issue and sell to the Underwriters, and each Underwriter agrees, severally and not jointly, to purchase at a price of $_______ per Share, the number of Firm Shares set forth opposite such Underwriter's name in Schedule A hereto, subject to adjustment in accordance with the terms hereof. The Underwriters agree to offer the Firm Shares to the public as set forth in the Prospectus.

                  (b) The Company hereby grants to the Underwriters an option to purchase from the Company, solely for the purpose of covering over-allotments in the sale of Firm Shares, all or any portion of the Option Shares for a period of thirty (30) days from the date hereof at the purchase price per Share set forth above. Option Shares shall be purchased from the Company, severally and not jointly, for the account of each Underwriter as nearly as practicable in proportion to the number of Firm Shares set forth opposite such Underwriter's name in Schedule A hereto, except that the respective purchase obligations of each Underwriter shall be adjusted by the Representatives so that no Underwriter shall be obligated to purchase fractional Option Shares.


                                       8.
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         3.       DELIVERY OF AND PAYMENT FOR SHARES.

                  (a) Delivery of certificates for the Firm Shares and certificates for the Option Shares, if the option to purchase the same is exercised on or before the third Business Day (as defined below) prior to the Closing Date, to be purchased by the Underwriters from the Company shall be made at the offices of Hanifen, Imhoff Inc., 1125 17th Street, Suite 1600, Denver, Colorado 80202 (or such other place as mutually may be agreed upon), and payment therefor shall be made by wire transfer to such account as the Company shall designate to the Representatives, on the [third/fourth] full Business Day following the date hereof at _____ __.m. Mountain Time or at such other date and time as shall be determined by the Representatives and the Company (the "Closing Date").

                  (b) The option to purchase Option Shares granted in Section 2 hereof may be exercised during the term thereof by written notice to the Company from the Representatives. Such notice shall set forth the aggregate number of Option Shares as to which the option is being exercised and the time and date, not earlier than either the Closing Date or the second Business Day after the date on which the option shall have been exercised or later than the fifth Business Day after the date of such exercise, as determined by the Representatives, when the Option Shares are to be delivered (the "Option Closing Date"). Delivery and payment for such Option Shares is to be at the offices and by wire transfer, respectively, as set forth above for delivery and payment of the Firm Shares. (The Closing Date and the Option Closing Date are herein individually referred to as the "Closing Date" and collectively referred to as the "Closing Dates.")

                  (c) Delivery of certificates for the Shares shall be made by or on behalf of the Company to the Representatives, for the respective accounts of the Underwriters, with any transfer taxes payable in connection with the transfer of the Shares to the Underwriters duly paid, against payment by the Representatives, for the several accounts of the Underwriters, of the purchase price therefor by wire transfer to such account as the Company shall designate to the Representatives. The certificates for the Shares shall be registered in such names and denominations as the Representatives shall have requested at least two (2) full Business Days prior to the applicable Closing Date, and shall be made available for checking and packaging at the offices of or other location designated by the Representatives at least one (1) full Business Day prior to such Closing Date. Time shall be of the essence and delivery at the time and place specified in this Agreement is a further condition to the obligations of each Underwriter.

                  (d) The cost of original issue tax stamps, if any, in connection with the issuance and delivery of the Shares by the Company to the respective Underwriters shall be borne by the Company. The Company will pay and save each Underwriter and any subsequent holder of the Shares harmless from any and all liabilities with respect to or

                                       9.

resulting from any failure or delay in paying federal and state stamp and other transfer taxes, if any, which may be payable or determined to be payable in connection with the original issuance or sale to such Underwriter of the Shares.

         4. OFFERING BY UNDERWRITERS. It is understood that the several Underwriters intend to make a public offering of the Firm Shares as soon as you deem it advisable to do so. The Firm Shares are to be initially offered to the public at the public offering price set forth in the Prospectus; provided, however, that you may from time to time increase or decrease the public offering price prior to the Closing Date. To the extent, if at all, that any Option Shares are purchased pursuant to Section 2 hereof, the Underwriters will offer them to the public on the foregoing terms. It is further understood that you will act as the Representatives for the several Underwriters in the offer and sale of the Shares, in accordance with an Agreement Among Underwriters entered into by you and the several other Underwriters.

         5. COVENANTS OF THE COMPANY. The Company covenants and agrees with each Underwriter that:

                  (a) The Company shall use its best efforts to cause the Registration Statement and any post-effective amendment subsequently filed to become effective promptly or, if the procedure in Rule 430A under the Rules and Regulations is followed, comply with the provisions of and make all requisite filings with the Commission pursuant to such Rule and to notify you promptly (in writing, if requested) of all such filings; and the Company shall use its best efforts to cause any abbreviated registration statement pursuant to Rule 462(b) of the Rules and Regulations as may be required subsequent to the date the Registration Statement is declared effective to become effective promptly. The Company shall prepare and file with the Commission, promptly upon your request, any amendments of or supplements to the Registration Statement or Prospectus which, in your opinion, may be necessary or advisable in connection with the distribution of the Shares; and the Company may not file any amendment of or supplement to the Registration Statement or the Prospectus that is not approved by you after reasonable notice thereof.

                  (b) The Company will advise you promptly, and, if requested by you, will confirm such advice in writing, (i) when the Registration Statement shall have become effective and when any amendment thereto shall have become effective and when any amendment of or any supplement to the Prospectus shall be filed with the Commission; (ii) of any request of the Commission for additional information or for any amendment of or supplement to the Registration Statement or the Prospectus; (iii) of the issuance by the Commission or any other governmental body of any order suspending the effectiveness of the Registration Statement or the use of the Prospectus or of the institution of any proceedings for such purpose; (iv) of the suspension of the qualification

                                      10.

of the Shares for offering or sale in any jurisdiction or of the institution of any proceedings for such purpose; (v) of receipt by the Company or any representative or attorney of the Company of any other communication from the Commission relating to the Company, the Registration Statement, any Preliminary Prospectus or the Prospectus; or (vi) of the happening of any event which in the judgment of the Company makes any material statement in the Registration Statement or Prospectus untrue or which requires the making of any changes on the Registration Statement or Prospectus in order to make the statements therein not misleading. The Company will use its best efforts to prevent the issuance of any such order preventing or suspending the use of the Prospectus; and to obtain as soon as possible the lifting thereof, if issued.

                  (c) The Company will cooperate with the Representatives in endeavoring to qualify the Shares for sale under the securities laws of such jurisdictions as the Representatives may reasonably have designated in writing and will make such applications, file such documents and furnish such information as may be reasonably required for that purpose. The Company will, from time to time, prepare and file such statements, reports and other documents as are or may be required to continue such qualifications in effect for so long as is required under the laws of such jurisdictions for such offering and sale.

                  (d) The Company will furnish the Underwriters with as many copies of any Preliminary Prospectus as the Underwriters may reasonably request and, during the period when delivery of a prospectus is required under the Act, the Company will furnish the Underwriters with as many copies of the Prospectus in final form, or as thereafter amended or supplemented, as the Representatives may, from time to time, request. In addition, the Company will deliver to the Representatives, at or before the Closing Date and without charge, for transmittal to each Underwriter, a copy of the Registration Statement (two (2) copies of such Registration Statement shall be signed and shall include exhibits) and all amendments and supplements thereto.

                  (e) Within the time during which a prospectus relating to the Shares is required to be delivered under the Act, the Company shall comply with all requirements imposed upon it by the Act and the Rules and Regulations, as from time to time in force, so far as is necessary to permit the continuance of sales of or dealings in the Shares as contemplated by the provisions hereof and the Prospectus. If during such period any event occurs as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading, or if during such period it is necessary to amend the Registration Statement or supplement the Prospectus to comply with the Act and the Rules and Regulations, the Company shall promptly notify you and shall amend the Registration Statement or supplement the Prospectus (at the expense of the Company) so as to correct such statement or omission or effect such compliance.

                                      11.

                  (f) The Company will make generally available to its security holders, in the manner contemplated by Rule 158(b) under the Act, and will deliver to the Representatives, as soon as it is practicable to do so, but in any event not later than 45 days after the end of its fiscal quarter in which the first anniversary date of the effective date of the Registration Statement occurs (or not later than 90 days after the end of such fiscal quarter if such fiscal quarter is the last fiscal quarter of the fiscal year), an earnings statement satisfying the requirements of Section 11(a) of the Act and covering a period of at least twelve (12) consecutive months beginning after the effective date of the Registration Statement, and will advise you in writing when such statement has been so made available.

                  (g) No offer, sale or other disposition of any Common Stock or other capital stock of the Company, or warrants, options, convertible securities or other rights to acquire such Common Stock or other capital stock will be made, nor will any registration statement be filed with the Commission, for a period of 90 days after the date of this Agreement, directly or indirectly, by the Company otherwise than hereunder or with your prior written consent or pursuant to the exercise of warrants or options currently outstanding or pursuant to the Company's currently existing stock plans.

                  (h) The Company will apply the net proceeds from the sale of the Shares as set forth under the caption "Use of Proceeds" in the Prospectus and shall file such reports with the Commission with respect to the sale of the Shares and the application of the proceeds therefrom as may be required in accordance with Rule 463 under the Act.

                  (i) During a period of three (3) years from the date hereof, the Company shall furnish to the Representatives, and each other Underwriter who may so request, copies of all reports or other communications furnished to stockholders and copies of any reports or financial statements furnished to or filed with the Commission or any national securities exchange or quotation system on which any class of securities of the Company is listed.

                  (j) The Company will comply with all the provisions of any undertakings contained in the Registration Statement.

                  (k) The Company will not at any time, directly or indirectly, take any action designed, or which might reasonably be expected, to cause or result in, or which will constitute stabilization of the price of the shares of Common Stock to facilitate the sale or resale of any of the Shares.

                  (l) The Company authorizes the Underwriters to use the Prospectus as from time to time amended or supplemented in connection with the offering and sale of the Shares.

                                      12.

                  (m) The Company shall use its best efforts to maintain the Common Stock, including the Shares, on the Nasdaq National Market (or on a national securities exchange) for a period of five years after the effective date of the Registration Statement.


         6. COSTS AND EXPENSES. Whether or not the transactions contemplated hereunder are consummated or this Agreement becomes effective or is terminated, the Company agrees to pay, or reimburse if paid by the Representatives, all costs, expenses and fees incident to the performance of the obligations of the Company under this Agreement, including, without limiting the generality of the foregoing, the following: accounting fees of the Company; the fees and disbursements of counsel for the Company; all expenses incident to the issuance and delivery of the Shares (including all printing and engraving costs); all fees and expenses of the registrar and transfer agent of the Common Stock; the cost of preparation, printing and filing of the Registration Statement, Preliminary Prospectus and the Prospectus (including the financial statements therein and all exhibits thereto) and any amendments and supplements thereto and the printing, mailing and delivery to the Underwriters and dealers of copies thereof and of this Agreement, the Agreement Among Underwriters, any Selected Dealers Agreement, any other underwriting document, the Blue Sky memorandum and any supplements or amendments thereto; the filing fees of the Commission; the filing fees incident to securing any required review by the NASD of the terms of the sale of the Shares; filing fees and listing fees, if any, transfer taxes and the expenses (including the fees and disbursements of counsel for the Underwriters) incurred in connection with the qualification of the Shares under state securities or Blue Sky laws; the Company's slide presentation and travel in connection with informational meetings for the brokerage community and institutional and retail investors; and all other costs and expenses incident to the performance of the obligations of the Company hereunder that are not otherwise specifically provided for in this Section 6; provided, however, that the Company shall not be required to pay the fees for qualification of the sale of the Shares under state securities laws in excess of $20,000 without its prior consent. If the sale of the Shares provided for herein is not consummated by reason of any failure, refusal or inability on the part of the Company to perform any agreement on its part to be performed or because any other condition of the Underwriters' obligations hereunder is not fulfilled, the Company shall reimburse the several Underwriters for all reasonable out-of-pocket expenses and disbursements (including fees and disbursements of counsel) incurred by the Underwriters in connection with their investigation, preparing to market and marketing the Shares or otherwise in contemplation of performing their obligations hereunder.

         7. CONDITIONS OF OBLIGATIONS OF THE UNDERWRITERS. The obligations of the several Underwriters hereunder are subject to the accuracy as of the date hereof and each Closing Date (as if made at such Closing Date) of the representations and warranties of the Company contained herein, and to the performance and fulfillment by the Company

                                      13.

of its covenants, obligations and conditions hereunder, and to the following additional conditions:

                  (a) The Registration Statement and all post-effective amendments thereto shall have become effective and any and all filings required by Rule 424 and Rule 430A of the Rules and Regulations shall have been made on or prior to 12:00 noon, Denver time, on ____________, 1996; no order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto or the qualification or registration of the Shares under the securities or Blue Sky laws of any jurisdiction shall have been issued and no proceedings for such purposes shall have been initiated or threatened or, to the knowledge of the Company, shall be contemplated, and all requests for additional information (to be included in the Registration Statement or the Prospectus or otherwise) shall have been disclosed to the Representatives and complied with to its satisfaction and the satisfaction of the Commission; and neither the Registration Statement or Prospectus nor any amendment or supplement thereto shall have been filed to which counsel to the Underwriters shall have reasonably objected or have not given their consent.

                  (b) No Underwriter shall have advised the Company that the Registration Statement or Prospectus, or any amendment or supplement thereto, contains an untrue statement of fact which, in the opinion of counsel to the Underwriters, is material, or required to be stated therein or is necessary to make the statements therein not misleading.

                  (c) Subsequent to the respective dates as of which information is given in the Registration Statement and Prospectus, there shall not have been any change in, or any development which affects, the capital stock of the Company or the business condition (financial or otherwise), results of operations, properties or prospects of the Company that, in your judgment, makes it impractical or inadvisable to market the Shares on the terms and in the manner contemplated in the Prospectus.

                  (d) You shall have received on each Closing Date the opinion of Pillsbury Madison & Sutro LLP, counsel for the Company, dated the Closing Date or the Option Closing Date, as the case may be, addressed to the Underwriters, in form and substance satisfactory to you and counsel for the Underwriters, to the effect that:

                           (i) Each of the Company and its Subsidiaries has been
duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its organization, with full corporate power and authority to own or lease its properties and conduct its business as described in the Prospectus, and is duly qualified to do business and is in good standing in each jurisdiction in which the character of the


                                      14.

business conducted by it or the location of the properties owned or leased by it makes such qualification necessary;

         (ii) The Company has authorized, issued and outstanding capital stock as of _________, 1996 as described under the caption "Capitalization" in the Prospectus, and the Common Stock and Preferred Stock conform to the descriptions thereof contained in the Prospectus or incorporated therein by reference. The outstanding shares of the Company's capital stock have been, and the Shares, upon issuance, delivery and payment therefor in the manner herein described, will be, duly authorized, validly issued, fully paid and are non-assessable. The certificates for the Shares are in due and proper form under the corporations law of the State of Delaware. There are no preemptive or other rights to subscribe for or to purchase, or any restriction upon the voting or transfer of, any shares of the Company's capital stock pursuant to the Company's certificate of incorporation, bylaws, other governing documents or, to such counsel's knowledge, any agreements or other instruments to which the Company is a party or by which it is bound; and, to such counsel's knowledge, neither the filing of the Registration Statement nor the offering or sale of the Shares as contemplated by this Agreement gives rise to any rights, other than those which have been waived or satisfied, for or relating to the registration of any shares of the Company's capital stock. All corporate action required to be taken on the part of the Company for the authorization, issuance and sale of the Shares by the Company has been duly and validly taken;

         (iii) The Registration Statement and all post-effective amendments thereto have become effective under the Act and, to such counsel's knowledge, no stop order proceedings with respect thereto have been instituted or are pending before or threatened by the Commission and any and all filings required by Rule 424 and Rule 430A of the Rules and Regulations have been made;

         (iv) The Registration Statement and the Prospectus and any amendment or supplement thereto, as of their respective effective dates, comply as to form in all material respects with the requirements of the Act and the Rules and Regulations (except that counsel need express no opinion on the financial statements or other financial data);

         (v) The Company is not, nor with the giving of notice or lapse of time, or both, would be, in violation of or in default under, nor will the execution or delivery hereof or consummation of the transactions contemplated hereby result in a violation of, or constitute a default under, the certificate of incorporation, bylaws or other governing documents of the Company or, to such counsel's knowledge, any material agreement, indenture or other instrument to which the Company is a party or by which it is bound, or to which any of its properties is subject, nor will the performance by the Company of its obligations hereunder violate any law, rule or regulation of any




                                      15.

governmental agency or body having jurisdiction over the Company or its properties, or result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or assets of the Company. Except for permits and similar authorizations required under the Act and the securities or Blue Sky laws of certain jurisdictions and for such permits and authorizations which have been obtained, no consent, approval, authorization or order of any court, governmental agency or body or financial institution is required in connection with the consummation of the transactions contemplated by this Agreement;






         (vi) Such counsel does not know of or believe that there is any pending or threatened litigation or any governmental proceeding, statute or regulation required to be described in the Prospectus which is not so described; and

         (vii) This Agreement has been duly authorized, executed and delivered by the Company and constitutes the valid and binding agreement of the Company and is enforceable against the Company in accordance with its terms, except as rights to indemnity under this Agreement may be limited by federal or state securities laws and except as (i) may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting creditors' rights generally and
(ii) is subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

         In addition, such counsel shall state that during the course of the preparation of the Registration Statement and the Prospectus, such counsel participated in conferences with officers and other representatives of the Company at which the contents of the Registration Statement and the Prospectus and other related matters were discussed. Although such counsel are not passing upon and have not independently checked or verified the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, such counsel will advise you that they have no reason to believe that, as of the effective date of the Registration Statement, the Registration Statement (except as to the financial statements, including the notes thereto and related schedules and the other financial and accounting data included in or which should have been included therein, as to which such counsel will not be called upon to and will not advise you) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of the Closing Date, the Prospectus (except as to the financial statements, including the notes thereto and related schedules and the other financial and accounting data included in or which should have been included therein, as to which such counsel will not be called upon to and will not advise you) contains any untrue statements of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Such counsel will further state that they do not know of any amendment



                                      16.

to the Registration Statement or Prospectus required to be filed or of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus or required to be described in the Registration Statement or the Prospectus which are not filed or incorporated by reference or described as required.

         (e) You shall have received on each Closing Date the opinion of [Campbell & Flores/Lahive and Cockfield], patent counsel for the Company, dated the Closing Date or the Option Closing Date, as the case may be, addressed to the Underwriters, in form and substance satisfactory to you and counsel for the Underwriters and stating that it may be relied upon by counsel for the Underwriters in giving their opinion, to the effect that:

                  (i) Such counsel is familiar with the technology used by the Company in its business and the manner of its use thereof and have read the Registration Statement and the Prospectus, including particularly the portions of the Registration Statement and the Prospectus referring to patents, trade secrets, trademarks, service marks or other proprietary information or materials;

                  (ii) Such counsel has no reason to believe that the Registration Statement or the Prospectus (A) contains any untrue statement of a material fact with respect to patents, trade secrets, trademarks, service marks or other proprietary information or materials owned or used by the Company, or the manner of its use thereof, or any allegation on the part of any person that the Company is infringing any patent rights, trade secrets, trademarks, service marks or other proprietary information or materials of any such person or (B) omits to state any material fact relating to patents, trade secrets, trademarks, service marks or other proprietary information or materials owned or used by the Company, or the manner of its use thereof, or any allegation of which such counsel has knowledge, that is required to be stated in the Registration Statement or the Prospectus or is necessary to make the statements therein not misleading; and

                  (iii) To the best of such counsel's knowledge, after conducting a reasonable investigation, none of the Company's products infringe upon any patent, trade secret, trademark, service mark, proprietary information or material owned by any other person or entity.

         (f) You shall have received on each Closing Date the opinion of Hogan & Hartson L.L.P., regulatory counsel for the Company, dated the Closing Date or the Opinion Closing Date, as the case may be, addressed to the Underwriters, in form and substance satisfactory to you and counsel for the Underwriters and stating that it may be




                                      17.

relied upon by counsel for the Underwriters in giving their opinion, to the effect that: [to come].

         (g) The Representatives shall have received from Cooley Godward Castro Huddleson & Tatum, counsel for the Underwriters, an opinion dated each Closing Date with respect to the organization of the Company, the validity of the Shares, the Registration Statement, the Prospectus or such other related matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters.

         (h) The Representatives shall have received on the date of this Agreement and also on each Closing Date, a signed letter from Ernst & Young LLP, in form and substance satisfactory to the Representatives, regarding the financial information contained in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto or any Blue Sky Application (as defined below).

         (i) The Representatives shall have received on the date hereof and on each Closing Date, a certificate or certificates signed on behalf of the Company by the President and Chief Executive Officer and the Chief Financial Officer of the Company, in form and substance satisfactory to the Representatives, to the effect that:

                  (i) The Registration Statement has become effective under the Act, no order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for that purpose have been initiated or threatened or are, to their knowledge, contemplated by the Commission;

                  (ii) The representations and warranties of the Company in this Agreement are true and correct, as if made at and as of such Closing Date, and the Company has complied with all the covenants and agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such Closing Date;

                  (iii) Any and all filings required by Rule 424 and Rule 430A of the Rules and Regulations have been made;

                  (iv) The signers of said certificate and each director of the Company have carefully examined the Registration Statement and the Prospectus, and any amendments or supplements thereto, and such documents contain all statements and information required to be included therein, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;




                                      18.

                  (v) Since the effective date of the Registration Statement, there has occurred no event required to be set forth in an amendment or supplement to the Registration Statement or the Prospectus which has not been so set forth; and

                  (vi) There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition (financial or otherwise), results of operations, properties or prospects of the Company, from that set forth in the Registration Statement.

         (j) Since the effective date of the Registration Statement, the Company shall not have sustained any loss by fire, flood, accident or other calamity, or shall not have become a party to or the subject of any litigation, which is material to the Company, nor shall there have been a material adverse change in the general affairs, key personnel or net worth of the Company, whether or not arising in the ordinary course of business, which loss, litigation or change, in your judgment, shall make it impractical or inadvisable to proceed with the marketing of the Shares.

         (k) The Shares shall be qualified for sale in such jurisdictions as the Representatives may reasonably request and each such qualification shall be in effect and not subject to any stop order or other proceeding on each Closing Date.

         (l) Prior to the Closing Date, the Shares shall have been duly authorized for listing on the Nasdaq National Market upon official notice of issuance.

         (m) The Company shall have furnished to the Representatives such certificates, in addition to those specifically mentioned herein, as the Representatives may have reasonably requested as to the accuracy and completeness at each Closing Date of any statement in the Registration Statement, or the Prospectus, as to the accuracy at each Closing Date of the representations and warranties of the Company herein, as to the performance by the Company of its obligations hereunder, or as to the fulfillment of the conditions concurrent and precedent to the obligations hereunder of the Representatives.

         The several obligations of the Underwriters to purchase Option Shares hereunder are subject to the delivery to you on the Option Closing Date of such documents comparable to the foregoing as you may reasonably request.

    8. INDEMNIFICATION.

         (a) The Company will indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning set forth in the Act (i) against any losses, claims, damages or liabilities to which such Underwriter or such controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise




                                      19.

out of or are based upon (A) any untrue statement or alleged untrue statement made by the Company in Section 1 hereof or (B) any untrue statement or alleged untrue statement of any material fact contained (x) in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto or (y) in any Blue Sky application or other document executed by the Company specifically for that purpose or based upon written information furnished by the Company filed in any state or other jurisdiction in order to qualify any or all of the Shares under the securities or Blue Sky laws thereof (any such application, document or information being hereinafter called a "Blue Sky Application"), or arise out of or are based upon the omission or alleged omission to state in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto or in any Blue Sky Application, a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim, in each case arising out of or based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company; and (iii) against any and all expense whatsoever, as incurred (including, subject to Section 8(c) hereof, the fees and disbursements of counsel chosen by the Representatives), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim, in each case arising out of or based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above, and will reimburse promptly each Underwriter and each such controlling person for any legal or other expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission, made in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company through you by or on behalf of any Underwriter specifically for use in the preparation of the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto or in any Blue Sky Application; provided further, however, that the indemnity agreement provided in this Section with respect to any Prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, charges, liabilities, expenses or litigation purchased Shares (or to the benefit of any person controlling such Underwriter), if a copy of an amendment or supplement to the Prospectus correcting such untrue statement or omission has not been sent or given to




                                      20.

such person within the time required by the Act and the rules and regulations promulgated thereunder, unless such failure is the result of noncompliance by the Company with the terms of this Agreement. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

         (b) Each Underwriter severally, but not jointly, will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the Registration Statement, and each person, if any, who controls the Company within the meaning set forth in the Act, (i) against any losses, claims, damages or liabilities to which the Company or any such director, officer or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained (A) in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto or (B) in any Blue Sky Application, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made; (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim, in each case arising out of or based upon any such untrue statement or omission, if such settlement is effected with the written consent of the Underwriters; and (iii) against any and all expense whatsoever, as incurred (including, subject to Section 8(c) hereof, the fees and disbursements of counsel chosen by the indemnified parties), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim, in each case arising out of or based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above, and will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer or controlling person in connection with investigating or defending any such loss, claim, damages, liability, action or proceeding; provided, however, that each Underwriter will be liable in each case as provided in subsections (i), (ii) and (iii) of this Section to the extent, but only to the extent, that such loss, liability, claim, damage or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission that has been made in the Registration Statement, Preliminary Prospectus, the Prospectus or any amendment or supplement thereto or in any Blue Sky Application in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of such Underwriter specifically for use in the preparation thereof or from the failure of any Underwriter within the time required by the Act and the Rules and Regulations to send or



                                      21.

deliver a copy of the Prospectus (or the Prospectus as amended or supplemented) to the person asserting any such losses, claims, charges, liabilities or litigation, unless such failure is the result of noncompliance by the Company with the terms of this Agreement. This indemnity agreement will be in addition to any liability which such Underwriter may otherwise have.

         (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity or contribution may be sought pursuant to this Section 8, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing. No indemnification provided for in Section 8(a) or (b) or contribution provided for in Section 8(d) shall be available to any party who shall fail to give notice as provided in this Section 8(c) if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was materially prejudiced by the failure to give such notice, but the failure to give such notice shall not relieve the indemnifying party or parties from any liability which it or they may have to the indemnified party otherwise than on account of the provisions of Section 8(a), (b) or (d). In case any such proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party and shall pay as incurred the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel at its own expense. Notwithstanding the foregoing, the indemnifying party shall pay as incurred the reasonable fees and expenses of the counsel retained by the indemnified party in the event (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to material actual or potential differing interests between them. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm for all such indemnified parties. Such firm shall be designated in writing by you and shall be reasonably satisfactory to the Company in the case of parties indemnified pursuant to
Section 8(a) and shall be designated by the Company and shall be reasonably satisfactory to you in the case of parties indemnified pursuant to Section 8(b). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment.




                                      22.

         (d) If the indemnification provided for in this Section 8 is legally unavailable to hold harmless an indemnified party under Section 8(a) or (b) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions or proceedings in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to above in this Section 8(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereto) referred to above in this Section 8(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the underwriting discounts and commissions applicable to the Shares purchased by such Underwriter, and no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this Section 8(d) to contribute are several in proportion to the respective numbers of Firm Shares set





                                      23.

forth opposite their names in Schedule A hereto (or such number of Firm Shares as increased pursuant to Section 9 hereof).

                  (e) In any proceeding relating to the Registration Statement, the Preliminary Prospectus, the Prospectus or any supplement or amendment thereto or any Blue Sky Application, the Company and the Underwriters, and each other party against whom contribution may be sought under this Section 8, hereby consent to the exclusive jurisdiction and venue of any court situated in the State of Colorado, City of Denver, and all such parties agree that process issuing from such court may be served upon him or it by any other contributing party and consents to the service of such process and agrees that any other contributing party may join him or it as an additional defendant in any such proceeding in which such other contributing party is a party.

         9. SUBSTITUTION OF UNDERWRITERS. If any Underwriter shall fail to purchase the Shares set forth opposite its name in Schedule A hereto, and such failure to purchase shall constitute a default by such Underwriter in its obligation to purchase the number of Shares which it has agreed to purchase under this Agreement, the non-defaulting Underwriters shall have the right and shall be obligated to purchase (in the respective proportions which the number of Shares set forth opposite the name of each non-defaulting Underwriter in Schedule A hereto bears to the total number of Shares set forth opposite the names of all the non-defaulting Underwriters in Schedule A hereto) the Shares that the defaulting Underwriter agreed but failed to purchase; provided, however, that the non-defaulting Underwriters shall not be obligated to purchase any of the Shares if the total number of Shares which the defaulting Underwriter or Underwriters agreed but failed to purchase exceeds 10% of the total number of Shares, and any non-defaulting Underwriter shall not be obligated to purchase more than 110% of the number of Shares set forth its name in Schedule A hereto plus the total number of Option Shares, purchasable by it pursuant to the terms of Section 2; provided further, that if the foregoing maximums are exceeded, the non-defaulting Underwriters, and any other underwriters satisfactory to you who so agree, shall have the right, but shall not be obligated, to purchase (in such proportions as may be agreed upon among them) all the Shares. If the non-defaulting Underwriters or the other underwriters satisfactory to you do not elect to purchase the Shares which the defaulting Underwriter or Underwriters agreed but failed to purchase, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Company except for the payment of expenses to be borne by the Company and the Underwriters as provided in Section 6 and the indemnity and contribution agreement of the Company and the Underwriters contained in Section 8 hereof.

         If any of the Underwriters shall fail to purchase the entire number of shares set forth opposite its name and such failure to purchase shall not constitute a default by such Underwriter in the performance of its obligations under this Agreement, the remaining



                                      24.

Underwriters shall have the right, but shall not be obligated, to take up and pay for (in such proportions as may be agreed upon among them) the entire amount (but not less than all) of the Shares which all withdrawing Underwriters agreed but failed to purchase.

         Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have for damages caused by its default. If the other underwriters satisfactory to you are obligated or agree to purchase the Shares of a defaulting Underwriter, either you or the Company may postpone the Closing Date for up to seven (7) full Business Days in order to effect any changes that may be necessary in the Registration Statement or Prospectus or in any other document or agreement, and to file promptly any amendment or any supplements to the Registration Statement or the Prospectus which in you opinion may thereby be made necessary.

         10. NOTICES. All communications hereunder shall be in writing and, except as otherwise provided herein, will be mailed, delivered or sent by facsimile or telex as follows: (a) if to the Company, at the office of the Company, 5935 Darwin Court, Carlsbad, California 92008 (Facsimile: (619) 431-8636), with a copy to Company Counsel with Facsimile or (b) if to the Underwriters, to the Representatives at the offices of Hanifen, Imhoff Inc., 1125 17th Street, Suite 1600, Denver, Colorado 80202, Attention: Corporate Finance Department (Facsimile: (303) 291-5470) with a copy to Underwriters' Counsel with Facsimile.

         11. EFFECTIVE DATE AND TERMINATION. This Agreement shall become effective at _______ __.m., Mountain Time, on the first full Business Day following the earlier of (a) the date hereof or (b) the day on which the Representatives releases the Firm Shares for sale to the public. The Representatives shall notify the Company immediately after it has taken any action that causes this Agreement to become effective. Until this Agreement is effective, it may be terminated by the Company by giving notice to the Representatives or by the Representatives giving notice to the Company, except that the provisions of Section __ and __ shall at all times be effective. For purposes of this Agreement, the release of the Firm Shares for sale to the public shall be deemed to have been made when the Representatives releases, by telegram or otherwise, firm offers of the Firm Shares to securities dealers or release for publication a newspaper advertisement relating to the Firm Shares, whichever occurs first. This Agreement may be terminated at any time on or prior to each Closing Date by the Representatives by notice to the Company as follows:

                  (a) At any time prior to such Closing Date if any of the following has occurred: (i) since the respective dates as of which information is given in the Registration Statement and the Prospectus, any material adverse change in, or any adverse development that materially affects the business, condition (financial and otherwise), results of operations, properties or prospects of the Company, whether or not arising in




                                      25.

the ordinary course of business, (ii) trading in any of the equity securities of the Company shall have been suspended by the Commission or by the Nasdaq, (iii) any outbreak or escalation of hostilities or declaration of war or national emergency after the date hereof or other national or international calamity or crises if the effect of such outbreak, escalation, declaration, emergency, calamity or crises would, in your judgment, make the offering or delivery of the Shares impracticable or inadvisable, (iv) suspension or limitation of trading in securities on the New York Stock Exchange, the American Stock Exchange, Nasdaq National Market, the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade or limitation on prices for securities on any such exchange or quotation system, (v) additional material governmental restrictions, not in force on the date of this Agreement, shall have been imposed upon trading in securities generally by any such exchange or quotation system or by order of the Commission or any court or other governmental authority, (vi) declaration of a banking moratorium by either federal or New York authorities or (vii) if there shall have been such a material change in general economic, political or financial conditions or if the effect of international conditions on the financial markets in the United States shall be such as, in your judgment, makes it impracticable or inadvisable to proceed with the delivery of the Shares; or

                  (b) As provided in Sections 7 and 9 of this Agreement.

         If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party, except to the extent provided in Sections 7 and 9 hereof. If this Agreement is terminated pursuant to this Section, you shall notify the Company thereof promptly by telephone or facsimile, confirmed by express mail.

         12. REPRESENTATIONS, WARRANTIES AND AGREEMENTS TO SURVIVE DELIVERY. The indemnity and contribution agreements contained in Section 8 and the representations, warranties and agreements of the Company in Sections 1, 4, 5 and 6 hereof shall survive the delivery of the Shares to the Underwriters hereunder and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any Underwriter or other indemnified party.

         13. INFORMATION FURNISHED BY UNDERWRITERS. The statements set forth in the last paragraph of the cover page and in the first and third paragraphs under the caption "Underwriting" in any Preliminary Prospectus and in the Prospectus constitute the only written information furnished by or on behalf of any Underwriter.

         14. SUCCESSORS. This Agreement has been and is made solely for the benefit of the Several Underwriters and the Company and their respective successors, executors, administrators, heirs and assigns, and the officers, directors and controlling persons



                                      26.

referred to in Section 8, and no other person will acquire or have any right or obligation hereunder. The term "successors and assigns" shall not include any purchaser of any of the Shares merely by reason of such purchase.

         15. MISCELLANEOUS.

         For purposes of this Agreement, "Business Day" means any day on which the New York Stock Exchange, Inc. is open for trading.

         Except as otherwise provided herein, this Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all other agreements and understandings.

         This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         In case any provision in this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         This Agreement shall be governed by, and construed in accordance with, the laws of the State of Colorado without giving effect to the choice of law or conflicts of law principles thereof.

                  [Remainder of Page Intentionally Left Blank]



                                      27.

         If the foregoing letter is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicates hereof, whereupon it will become a binding agreement among the Company and the several Underwriters in accordance with its terms.

Very truly yours,

THE IMMUNE RESPONSE CORPORATION

By:
     ---------------------------
Its:
     ---------------------------

The foregoing Underwriting Agreement
is hereby confirmed and accepted
as of the date first above written:

Hanifen, Imhoff Inc.
Cruttenden Roth Incorporated
As Representatives of the Several Underwriters named in Schedule A hereto

By:
     ---------------------------
Its:
     ---------------------------



                                      28.

                                   SCHEDULE A


                                                               (NUMBER OF FIRM
                       UNDERWRITER                                  SHARES)

HANIFEN, IMHOFF INC...................................
CRUTTENDEN ROTH INCORPORATED..........................

                                                          ----------------------
                                                                 2,500,000





                                      29.